DELAWARE GROUP® ADVISER FUNDS

Delaware Diversified Income Fund (the “Fund”)

Supplement to the Fund’s Summary Prospectus dated February 28, 2019

Effective immediately, the following portfolio manager is added to the chart in the section of the Prospectus entitled “Who manages the Fund? — Investment manager”:

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Daniela Mardarovici, CFA	Division Director, Co-Head of Multisector/Core Plus Fixed Income	March 2019

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated March 19, 2019.